UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

IGC PHARMA, INC.

(Exact name of registrant as specified in charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10224 Falls Road, Potomac, Maryland 20854

(Address of principal executive offices) (Zip Code)

(301) 983-0998

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	IGC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 30, 2026, IGC Pharma, Inc. (the “Company”) entered into separate Stock Purchase Agreements with Ram Mukunda, the Company’s Chief Executive Officer (“CEO”), and Claudia Grimaldi, the Company’s Vice President and Principal Financial Officer (“PFO”), pursuant to which Mr. Mukunda and Ms. Grimaldi purchased shares of the Company’s common stock, par value $0.0001 per share, directly from the Company at a purchase price of $0.27 per share. The purchase price was satisfied through the cancellation and satisfaction of outstanding amounts owed by the Company to each of them, including personal cash advances previously provided to the Company and other amounts deferred over multiple years.

The Company issued 2,226,475 shares of common stock to Mr. Mukunda in exchange for the cancellation and satisfaction of $601,148 of outstanding amounts owed to him, including about $283,639 of personal cash advances previously provided to the Company. The Company issued 2,048,378 shares of common stock to Ms. Grimaldi in exchange for the cancellation and satisfaction of $553,062 of outstanding amounts owed to her, including about $268,723 of personal cash advances previously provided to the Company.

The transactions were approved in advance by the independent directors and the Audit Committee, with the interested directors recused, including for purposes of Rule 16b-3 under the Securities Exchange Act of 1934.

The transactions did not involve any cash payments by the Company and reduced the Company’s outstanding obligations by $1,154,210, with a corresponding increase in stockholders’ equity.

The foregoing description of the Stock Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Stock Purchase Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference. The shares of common stock were issued in private transactions in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering. The recipients are executive officers of the Company and acquired the shares for investment purposes. No general solicitation was used, and no underwriting discounts or commissions were paid. The shares are restricted securities and may not be offered or sold absent registration under the Securities Act or an available exemption from registration, including Rule 144. Any resale by Mr. Mukunda or Ms. Grimaldi will remain subject to applicable securities law restrictions, Section 16 of the Securities Exchange Act of 1934, the Company’s insider trading policy, and applicable NYSE American rules.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Stock Purchase Agreement, dated June 30, 2026, by and between IGC Pharma, Inc. and each of Ram Mukunda and Claudia Grimaldi.
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IGC Pharma, Inc.

Dated: July 6, 2026
	By:	/s/ Ram Mukunda
		Name:	Ram Mukunda
		Title:	Chief Executive Officer

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